Exhibit 99.1

GCA Announces that its Cash Access Agreements with Caesars Entertainment

Will not be Renewed

LAS VEGAS, NV March 25, 2014  — Global Cash Access Holdings, Inc. (“GCA” or the “Company”) (NYSE: GCA), a global provider of innovative cash access solutions, cash handling devices and related services and business intelligence for gaming establishments, today announced that GCA and Caesars Entertainment Operating Company, Inc. (“Caesars”) have elected not to renew the automated teller machine (ATM) services, point-of-sale debit services and credit card cash access services and ticket redemption device service agreements between the parties and certain of their subsidiaries, which agreements were due to expire on March 31, 2014. GCA has agreed to continue to provide its services to Caesars for a transition period to facilitate the transfer of services to an alternate provider.

GCA elected not to renew its agreements with Caesars because it was not willing to accept the business and financial terms proposed by Caesars regarding the renewal of these agreements.  The Company intends to continue to focus its personnel and technology resources on further strengthening its relationships with its key strategic customers by continuing to provide its customers with innovative cash access and handling products and services.

The Company reaffirms its Adjusted EBITDA and Cash EPS estimates for the year ending December 31, 2014 as previously disclosed in the Current Report filed on Form 8-K with the Securities and Exchange Commission on March 11, 2014.

Cautionary Note Regarding Forward-Looking Statements

This press release contains forward-looking statements within the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. All statements included in this press release, other than statements that are purely historical, are forward-looking statements. Words such as “going forward,” “believes,” “intends,” “expects,” “forecasts,” “anticipate,” “plan,” “seek,” “estimate” and similar expressions also identify forward-looking statements. Forward-looking statements in this press release include, without limitation, our intention to focus our personnel and resources on further strengthening our relationships with key strategic customers.

These forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those projected or assumed, including but not limited to the following: the timing and the extent of a recovery in the gaming industry, if any; our ability to replace revenue associated with terminated contracts; margin degradation from contract renewals; our ability to introduce new products and services; our ability to execute on mergers, acquisitions and/or strategic alliances; gaming establishment and patron preferences; national and international economic conditions; changes in gaming regulatory, card association and statutory requirements; regulatory and licensing difficulties; competitive pressures; operational limitations; gaming market contraction; changes to tax laws; uncertainty of litigation outcomes; interest rate fluctuations; inaccuracies in underlying operating assumptions; unanticipated expenses or capital needs; technological obsolescence; and employee turnover.  If any of these assumptions prove to be incorrect, the results contemplated by the forward-looking statements regarding our future results of operations are unlikely to be realized.

The forward-looking statements in this press release are subject to additional risks and uncertainties set forth under the heading “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our filings with the Securities and Exchange Commission, including, without limitation, our Annual Report filed on Form 10-K on March 11, 2014, and subsequent periodic reports and are based on information available to us on the date hereof. We do not intend, and assume no obligation, to update any forward-looking statements. Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date of this press release.

About Global Cash Access Holdings, Inc.

Las Vegas-based Global Cash Access, Inc. (“GCA”), a wholly owned subsidiary of Global Cash Access Holdings, Inc., is a leading provider of cash access services and related equipment and services to the gaming industry. GCA’s products and services: (a) provide gaming establishment patrons access to cash through a variety of methods, including Automated Teller Machine (“ATM”) cash withdrawals, credit card cash access transactions, point-of-sale (“POS”) debit card transactions, check verification and warranty services and money transfers; (b) provide cash access devices, and related services, such as slot machine ticket redemption and jackpot kiosks to the gaming industry; (c) provide products and services that improve credit decision making, automate cashier operations and enhance patron marketing activities for gaming establishments; and (d) provide online payment processing services to gaming operators in States that offer intra-state Internet-based gaming and lottery activities. More information is available at GCA’s website at www.gcainc.com.

Contact

Investor Relations

702-855-3006

ir@gcamail.com

Source

Global Cash Access Holdings, Inc.